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                                                                    EXHIBIT 99.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                         OF NEWFIELD EXPLORATION COMPANY
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying report on Form 10-Q for the three months ended March 31, 2003 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Terry W. Rathert, Vice President, Chief Financial Officer and Secretary of Newfield Exploration Company (the "Company"), hereby certify, to my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 13, 2003                               /s/ TERRY W. RATHERT
                                                  ------------------------------
                                                  Terry W. Rathert

A signed original of this written statement as required by Section 906 has been provided to Newfield Exploration Company and will be retained by Newfield Exploration Company and furnished to the Securities and Exchange Commission or its staff upon request.